UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2024

GENIE ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

1-35327

(Commission File Number)

Delaware	45-2069276
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, par value $.01 per share	GNE	New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) Genie Energy Ltd.’s (the “Company”) Annual Meeting of Stockholders was held on May 8, 2024 (the “Meeting”). Stockholders voted on the matters set forth below.

(b)(1) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the election of each of the Board of Directors nominees named in the Proxy Statement of the Company.

The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
Howard S. Jonas	6,196,440	503,640	1,155	0	92.48
Joyce Mason	6,636,721	63,363	1,151	0	99.05
W. Wesley Perry	6,082,139	616,056	3,039	0	90.80
Alan B. Rosenthal	6,082,327	615,847	3,061	0	90.81
Allan Sass	6,442,969	255,408	2,858	0	96.19

(2) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with the approval of an amendment to the 2021 Stock Option and Incentive Plan that increased the number of shares of the Company’s Class B common stock available for the grant of awards thereunder by 180,000.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
5,954,498	744,739	1,998	0	88.88

(3) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with an advisory vote on the compensation of the “Named Executive Officers” identified in the 2023 Summary Compensation Table in the “Executive Compensation” section of the 2023 Proxy Statement.

The number of votes cast with respect to this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Vote	% Votes For
6,189,100	506,944	2,960	2,230	99.92

(4) A majority of the votes present or represented at the Meeting by the holders of shares entitled to vote on the following matter were voted in connection with an advisory vote on the frequency of future advisory votes on the compensation of the Named Executive Officers.

The number of votes cast with respect to this matter was as follows:

One Year	Two Years	Three Years	Broker Non-Vote	% Votes For
681,354	46,018	5,971,178	2,686	0

(d) Based upon the results set forth in item (b)(4) above, the Board of Directors has determined that advisory votes on executive compensation will be submitted to stockholders once every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Michael Stein
	Name:	Michael Stein
	Title:	Chief Executive Officer

Dated: May 9, 2024

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